                                                                  Exhibit 10.52


                       INTELLIVOICE COMMUNICATIONS, INC.

                           1995 INCENTIVE STOCK PLAN
                           -------------------------

                                JANUARY 24, 1995

                         (as amended October 10, 1995)



1.   Establishment and Purpose of the Plan

     The purpose of this Plan is to provide a flexible means of compensation and motivation for outstanding performance by employees of the Company, directors of the Company, and other certain persons to further the continued growth and profitability of the Company.

2.   Definitions

     (a)  Board of Directors.  The Board of Directors of the Company.
          ------------------

     (b)  Common Stock.  The common stock of the Company, $.01 par value.
          ------------

     (c)  Company.  Intellivoice Communications, Inc., a Delaware corporation,
          -------
          and any successor or transferee of substantially all of its business or assets.

     (d)  Disinterested Person.  The Compensation Committee of the Board of
          --------------------
          Directors, which committee shall have at least three members, each of whom shall be a Disinterested Person.

     (e)  Person.  A "disinterested person" as defined in Rule 16b-3.
          ------

     (f)  Employee.  A full-time key employee of the Company, including an
          --------
          officer who is such an employee.

     (g)  Fair Market Value.  As applied to a specific date, the fair market
          -----------------
          value of the share of Common Stock as of such date as determined by the Committee for purposes of an Incentive Stock Option in accordance with the then current regulations of the U.S. Secretary of the Treasury.

     (h)  Incentive Stock Option.  Any Option intended to meet the requirements
          ----------------------
          of an incentive stock option as defined in Section 422.

     (i)  Non-Qualified Stock Option.  Any Option not intended to be an
          --------------------------
          Incentive Stock Option.

     (j)  Option.  An option to purchase Common Stock granted under the Plan,
          ------
          including both an Incentive Stock Option and a Non-Qualified Stock Option.

     (k)  Person.  An individual, a partnership, a corporation, or any other
          ------
          private, governmental or other entity.

     (l)  Plan.  The Intellivoice Communications, Inc. 1995 Incentive Stock Plan
          ----
          herein set forth, as the same may from time to time be amended.

     (m)  Rule 16b-3.  Rule 16b-3 under the Securities Exchange Act of 1934, as
          ----------
          amended, and any successor rule or regulation.

     (n)  Section 422.  Section 422 of the Internal Revenue Code of 1986, as
          -----------
          amended, or any successor statute.

3.   Eligibility

     A grant under this Plan may be made to any Employee, any director of the Company, or any other person as to whom the Committee determines that making such grant is in the best interests of the Company; provided, however, that (i) no grant may be made to a director of the Company who serves on the Committee other than as provided under Rule 16b-3, and (ii) no, grant of an Incentive Stock Option may be made to a person other than an Employee.

4.   Plan Administration

     This Plan shall be administered by the Committee. The Committee shall have full power to interpret and administer this Plan and full authority to act in selecting the grantees and in determining type and amount of grants, the terms and conditions of grants, and the terms of agreements which will be entered into with grantees governing such grants. The Committee shall have the power to make rules and guidelines for carrying out the Plan and to make changes, in such rules and guidelines from time to time as it deems proper. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof and all action taken by the Committee shall be final and binding.

5.   Shares Subject to the Plan

     Subject to adjustment as provided in Section 9, the total amount of shares of Common Stock available for grant under this Plan shall be up to 159,990 shares of Common Stock of the Company. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares and shares acquired in the open market or by private purchase by the Company. Any

     Common Stock which is purchased shall be purchased by the Company at prices no higher than the Fair Market Value of such Common Stock at the time of purchase. If for any reason any shares of Common Stock issued under any grant hereunder are forfeited or cancelled, or a grant otherwise terminates or is terminated for any reason without the issuance of any shares, then all such shares, to the extent of any such forfeiture, cancellation or termination, shall again be available for grant under this Plan.

6.   Types of Grants

     (a) The Committee may make such grants under this Plan of Incentive Stock options and Non-Qualified Stock Options as in its discretion it deems advisable to effect the purpose of the Plan. Such grants may be issued separately or in combination, and additional grants may be issued in combination with grants previously issued under this Plan or otherwise.

     (b) The exercise price of an Option or other grant shall equal at least 100% of the Fair Market Value of the shares of Common Stock on the date of such grant and be paid in cash or such other consideration as the Committee may determine consistent with applicable law, which may include without limitation (i) shares of Common Stock; and (ii) the withholding, from the shares of Common Stock receivable on exercise, of shares of Common Stock with a Fair Market Value as of the date of exercise equal to the exercise price.

7.   Options

     (a) Each Option shall have such terms and conditions as the Committee shall determine, except that no Option shall have a term of more than ten years. A grantee shall have no rights of a shareholder with respect to any Shares of Common Stock subject to an Option unless and until a certificate for such shares shall have been issued.

     (b) All the provisions of Section 422 and the regulations thereunder as in effect from time to time are hereby incorporated by reference herein with respect to Incentive Stock Options to the extent that their inclusion in this Plan is necessary from time to time to preserve their status as incentive stock options for purposes of Section 422. Each provision of the Plan and each agreement relating to an Incentive Stock Option shall be construed so that it shall be an incentive stock option for purposes of Section 422, and any provisions thereof which cannot be so construed shall be disregarded.

8.   Adjustments Upon Changes in Capitalization

     In the event of a reorganization, recapitalization, stock split, stock dividend, issuance of securities convertible into Common Stock, combination of shares, merger, consolidation or any other change in the corporate Structure of the Company affecting Common Stock, or a sale by the Company of all or substantially all of its assets, or any distribution to shareholders other than a normal cash dividend, or any assumption or conversion of outstanding grants as a result of an acquisition, the Board of Directors shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments in outstanding grants as it deems appropriate.

9.   Termination and Amendment

     (a) This Plan shall become effective upon its approval by the shareholders of the Company. It shall remain in full force and effect unless terminated by the Board of Directors, which shall have the power to amend, suspend, terminate or reinstate this Plan at any time, provided that no amendment which increases the number of shares of Common Stock subject to the Plan, or materially adversely affects the availability of Rule 16b-3 with respect to this Plan, shall be made without shareholder approval.

     (b) Without limiting the generality of the foregoing, the in Board of Directors may (i) amend any limitations in this Plan if and when they are no longer required under Rule 16b-3 or Section 422 and (ii) amend the provisions of this Plan to assure its continued compliance with Rule 16b-3 and Section 422.

10.  Non-Assignability

     Grants are not transferable other than by will or the laws of descent and distribution. A grant is exercisable during the grantee's lifetime only by the grantee or his or her guardian or legal representative.

11.  Exercise by Estate

     Any provision of this Plan to the contrary notwithstanding, unless otherwise determined by the Committee, the estate of any grantee shall have one year from the date of such grantee's death to exercise any grant hereunder, or such longer period as the Committee may determine, except that this sentence shall in no event extend the term of any Incentive Stock Option beyond ten years.

12.  General Provisions

     (a) Nothing contained in this Plan, or in any grant made pursuant to the Plan, shall confer upon any grantee any right with respect to terms, conditions or continuance of employment by the Company.

     (b) Appropriate provision may be made by the Committee for all taxes required to be withheld in connection with any grant, the exercise thereof, and the transfer of shares of Common Stock, in respect of any federal, state, local or foreign withholding taxes. In the case of payment in the form of Common Stock, the Company shall have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld.

     (c) If any day on or before which such action by the Plan must be taken falls on a Saturday, Sunday or legal holiday, such action may be taken an the next succeeding day which. is not a Saturday, Sunday or legal holiday.

     (d) This Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

     (e) The Committee may amend any outstanding grants to the extent it deems appropriate, provided that, the grantee's consent shall be required in the case of amendments adverse to the grantee.